Exhibit 10.14

SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is entered into as of March 25, 2003, by and among CompHealth Group, Inc., a Delaware corporation formerly known as CMS Capital Ventures, Inc. (the “Company”), HEALTHSOUTH Corporation, a Delaware corporation (“HEALTHSOUTH”), each of the investors from time to time listed on the Schedule of Investors attached here to (collectively, the “Investors” and each individually, an “Investor”), each of the warrantholders from time to time listed on the Schedule of Warrantholders (collectively, the “Warrantholders” and each individually a “Warrantholder”) and each of the other Persons listed from time to time on the Schedule of Other Stockholders attached hereto (collectively, the “Other Stockholders” and each individually, an “Other Stockholder”).

Certain of the Investors and HEALTHSOUTH (collectively, the “Prior Investors”) hold shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), and shares of the Company’s preferred stock, par value $.01 per share (the “Preferred Stock”).

Certain of the Investors are purchasing shares of the Common Stock and Preferred Stock (i) from HEALTHSOUTH pursuant to that certain Stock Purchase Agreement dated as of March 25, 2003, (ii) from Nassau Capital Partners II L.P. and NAS Partners I L.L.C. pursuant to that certain Stock Purchase Agreement dated as of March 25, 2003 or (iii) from the Company pursuant to that certain Stock Purchase Agreement dated as of March 25, 2003 (collectively, the “Purchase Agreements”), and the obligations in the Purchase Agreements are conditioned upon the execution and delivery of this Agreement.

The Company, the Prior Investors, the Warrantholders and the Other Stockholders (collectively, the “Prior Stockholders”) are parties to an Amended and Restated Registration Rights Agreement made as of December 31, 1998 and amended and restated as of March 23, 2000 (the “Prior Agreement”). The parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1. Demand Registrations.

(a) Requests for Registration. At any time after the Company has completed an initial Public Offering of any of its equity securities under the Securities Act (an “IPO”), the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of (x) all or any portion of their Registrable Securities on Form S-l or any similar long-form registration (“Long-Form Registrations”), and (y) all or any portion of their Registrable Securities on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”) if available. All registrations

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requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section l(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice (it being understood that no Warrants or other securities convertible into, or exercisable for, Registrable Securities shall be included in any such registration unless such Warrants or other securities are, or will be in connection with such offering, converted or exercised prior to such registration).

(b) Long-Form Registrations. The holders of a majority of the Investor Registrable Securities shall be entitled to request (i) four (4) Long-Form Registrations in which the Company shall pay all registration expenses (“Company-Paid Long-Form Registrations”) and (ii) an unlimited number of long-form registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in Section 5 hereof. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and no Company-Paid Long-Form Registration shall count as one of the permitted Company-Paid Long-Form Registrations unless the holders of Registrable Securities initially requesting the Long-Form Registration are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration by such holders; provided that, in any event, the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-Paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-Paid Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section l(b), the holders of a majority of the Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

(d) Priority on Demand Registrations. The company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of 66 2/3% of the Investor Registrable Securities included in such registration, which consent shall not be unreasonably withheld. If a Demand Registration is an underwritten offering and the managing underwriters advise the company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Investor Registrable Securities to be included in such registration therein, without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities

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the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range offering without adversely affecting the marketability of the offering, first, pro rata among the respective holders of the Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder and then, to the extent that any securities which are not Registrable Securities can still be included pro rata among the respective holders thereof on the basis of the amount of such securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses as provided in Section 5 hereof.

(e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration prior to an IPO by the Company or within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction from the number of Registrable Securities requested to be included. The Company may postpone for a reasonable period of time not to exceed 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines (in its reasonable business judgment) that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business) or any financing, merger, consolidation, tender offer, reorganization or similar transaction involving the Company, or any of its Subsidiaries; provided that, in such event, the holders of a majority of the Investor Registrable Securities to be included in such Demand Registration shall be entitled to withdraw such request and, if such withdrawn request is a Company-Paid Long Form Registration, such Demand Registration shall not count as one of the permitted Company-Paid Long Form Registrations hereunder and, in all cases, the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

(f) Selection of Underwriters. The holders of a majority of the Investor Registrable Securities included in the Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering.

(g) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register equity securities of the Company held by such Person, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of 66 2/3% of the Investor Registrable Securities, which consent may be withheld in their sole discretion.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities (including any proposed registration of the Company’s equity securities by any third party) whether or not for sale for its own account (other than pursuant to a Demand Registration), except for registrations a Form S-4 or S-8 or any successor or similar forms, but including the IPO) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written

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notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice (it being understood that no Warrants or other securities convertible into, or exercisable for, Registrable Securities shall be included in any such registration unless such Warrants or other securities are, or will be in connection with such offering, converted or exercised prior to such registration).

(b) Piggyback Expenses. Subject to the qualification set forth in Section 5(b) below, the Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c) Priority On Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company without adversely affecting the marketability of such offering, the company shall include in such registration (i) first, the securities which the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, any other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the amount of such securities owned by each such holder.

(d) Priority On Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of any holders of the company’s securities (other than the holders of Registrable Securities), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the securities requesting such registration without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, together with Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) then, any other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the amount of such securities owned by each such holder.

(e) Selection of Underwriters. If a Piggyback Registration is an underwritten offering, the Board will have the right to select the investment banker(s) and manager(s) for the offering.

3. Holdback Agreements.

(a) To the extent not inconsistent with applicable law, each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the period (not to exceed 180 days) (the

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“LockUp Period”) prior to and after the effective date of any (x) underwritten Demand Registration (except as part of such underwritten registration) or (y) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) that is agreed to by the underwriter managing the registered public offering and the Company (in the case of a Piggyback Registration or any secondary registration) or a majority of the Investor Registrable Securities included in such registration (in the case of a Demand Registration).

(b) The Company (i) agrees not to effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the Lockup Period, (except, to the extent agreed to by the underwriter requesting the Lock Up Period, pursuant to Form S-4 or Form S-8 (or any similar or successor forms)) and (ii) agrees to use reasonable efforts to cause, to the extent not inconsistent with applicable law, each holder of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for equity securities purchased from the Company at any time after the date of this Agreement that holds more than 2% of the Company’s common equity securities on fully diluted basis (other than in a registered public offering or pursuant to registrations on Form S-4 or Form S-8) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during the Lockup Period.

4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective (provided that within a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such

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seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable - such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of, the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities; and, without limiting the generality of the foregoing, to arrange for at least two market makers; to register as such with respect to such Registrable Securities with the NASD;

(g) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information

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reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and assist and, at the request of any participating underwriter, cause such officers or directors to participate in presentations to prospective purchasers;

(j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act and Rule 158 thereunder;

(k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the company shall use its reasonable efforts promptly to obtain the withdrawal of such order;

(m) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(n) obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Investor Registrable Securities being sold in such registered offering reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

5. Registration Expenses

(a) all expenses incidental to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, filing expenses, travel expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company and, subject to Section 5(b), the holders of a majority of the Investor Registrable Securities included in such registration (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, except as otherwise expressly provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting

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duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

(b) In connection with each demand registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel (in addition to local counsel) chosen by the holders of a majority of the Investor Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, employees, members, partners, fiduciaries, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers, directors, agents, employees, members, partners, fiduciaries and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated

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therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the lesser of (1) the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement or (2) such holder’s pro rata share (based on ownership of capital stock) of such indemnifiable losses, claims, damages, liabilities and/or expenses.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities and termination of this Agreement. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

7. Participation in Underwritten Registrations

(a) No person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(b) Each person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days

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during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees at all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act to use its best efforts to: (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act; (b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act at any time after it has become subject to such reporting requirements; and (c) so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such securities without registration.

9. Definitions.

(a) “Board” means the board of directors of the Company.

(b) “Investor Registrable Securities” means (i) any Common Stock or Preferred Stock held by a member of an Investor Group (as defined in the Stockholders Agreement) or held by an Additional Party upon the written consent of holders of at least 66 2/3% of the Investor Registrable Securities and (ii) any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(c) “Other Registrable Securities” means (i) any shares of Common Stock or Preferred Stock held by a Person who is a party to this Agreement that do not constitute Investor Registrable Securities (including, without limitation, any shares of Common Stock or Preferred Stock acquired by a Warrantholder upon exercise of any of the Warrants issued to or otherwise acquired by such Warrantholder) and (ii) any other securities of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(d) “Public Offering” has the meaning assigned to such term in the stockholders agreement.

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(e) “Registrable Securities” means Investor Registrable Securities and Other Registrable Securities, collectively, provided, however, that in the event that any equity securities are issued which do not participate in the residual equity of the company (“Non- Participating Securities”), such Non-Participating Securities will not be any type of Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been transferred to the Company or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such person has the right to acquire such Registrable Securities (upon conversion or exercise (including, without limitation, upon exercise of the Warrants), in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(f) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force.

(g) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force.

(h) “Stockholders Agreement” means that certain Amended and Restated Stockholders Agreement, dated as of December 31, 1998 and amended and restated as of March 23, 2000, by and among the Company and certain of its stockholders named therein, as further amended from time to time in accordance with its terms.

(i) “Warrant” has the meaning assigned to such term in the Stockholders Agreement.

(j) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Recapitalization Agreement, dated as of December 24, 1998, by and among HEALTHSOUTH, the Prior Investors and the entities listed on the Schedule of CompHealth Entities attached thereto (the “Recapitalization Agreement”).

10. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties

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hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 66 2/3% of the Investor Registrable Securities, provided that no amendment or waiver having a material adverse effect on any holder of Registrable Securities shall be effective against such holder without such holder’s prior written consent.

(e) Additional Parties. The Board shall be entitled, but not obligated, to allow any purchaser of Common Stock (or Warrants or other securities or rights convertible or exercisable into Common Stock) directly from the Company to execute a counterpart of this Agreement and become a party hereto (each, an “Additional Party”), in which case the Common Stock issued or issuable to any such Additional Party shall be deemed “Other Registrable Securities”, or, if such Person is a member of an Investor Group (as defined in the Stockholders Agreement) or upon the written consent of holders of at least 66 2/3% of the Investor Registrable Securities, “Investor Registrable Securities” for purposes of this Agreement. Except as set forth in this Section 10(e) and in Section 1(g), the Company will not grant to any other Persons any registration rights.

(f) Successors and Assigns. All covenants and agreements in this agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of any type of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities of such type. Notwithstanding the foregoing, in order to obtain the benefit of this agreement, any subsequent holder of Registrable Securities must execute a counterpart signature page to this agreement, thereby agreeing to be bound by the terms hereof.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(j) Governing Law. The corporate law of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues

12.

and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall also be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or on the date of actual receipt if mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each holder of Registrable Securities at the address listed for such holder in the books and records of the Company and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(l) Termination. This Agreement shall terminate with respect to any holder of Registrable Securities on the date on which all Registrable Securities held by such holder may immediately be sold under Rule 144 under the Securities Act during any three-month period, so long as a Lock-Up Period is not then in effect (in which case this Agreement shall terminate with respect to such holder when such Lock-up Period terminates).

(m) Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of the Agreement by the Company and holders of Registrable Securities in accordance with the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect. HEALTHSOUTH hereby acknowledges that upon the effectiveness of this Agreement, HEALTHSOUTH shall have no further rights pursuant to the Prior Agreement and any and all such rights shall have no further force or effect.

13.

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Rights Agreement as of the date first written above.

COMPHEALTH GROUP, INC.

By:
Its:	CFO

HEALTHSOUTH CORPORATION

By:
Its:

14.

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Rights Agreement as of the date first written above.

COMPHEALTH GROUP, INC.

By:
Its:

HEALTHSOUTH CORPORATION

By:
Its:	EVP

14.

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

NASSAU CAPITAL PARTNERS II L.P.
By:	Nassau Capital II L.L.C., its general partner

By:
Its:

NAS PARTNERS L.L.C.

By:
Its:

15.

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

NEW ENTERPRISE ASSOCIATES VIII, LIMITED PARTNERSHIP

By:	NEA Partners VIII, Limited Partnership
Its:	General Partner

By:
Its:	General Partner

NEA PRESIDENTS FUND, L.P.

By:	NEA Presidents Partners, L.P.
Its:	General Partner

By:
Its:	General Partner

NEA VENTURES 1998, L.P.

By:
Its:	Vice President

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP
By:	NEA Partners 10, Limited Partnership its General Partner

By:
General Partner

NEW ENTERPRISE ASSOCIATES 8A, LIMITED PARTNERSHIP
By:	NEA Partners 10, Limited Partnership its General Partner

By:
General Partner

Charles Linehan

16.

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

NEW ENTERPRISE ASSOCIATES VIII, LIMITED PARTNERSHIP

By:	NEA Partners VIII, Limited Partnership
Its:	General Partner

By:
Its:

NEA PRESIDENTS FUND, L.P.

By:	NEA Presidents Partners, L.P.
Its:	General Partner

By:
Its:

NEA VENTURES 1998, L.P.

By:
Its:

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP
By:	NEA Partners 10, Limited Partnership
its General Partner

By:
General Partner

NEW ENTERPRISE ASSOCIATES 8A, LIMITED PARTNERSHIP
By:	NEA Partners 10, Limited Partnership
its General Partner

By:
General Partner

Charles Linehan

16.

[SIGNATURE PAGE TO AMENDED AND

RESTATED REGISTRATION RIGHTS AGREEMENT]

Acacia Venture Partners, L.P.
By:	Acacia Management, L.P., It’s General Partner

By:
C. Sage Givens, General Partner

South Pointc Venture Partners, L.P.

By:
C. Sage Givens, General Partner

17.

[SIGNATURE PAGE TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

Michael Weinholtz

Sean Dailey

18.

[SIGNATURE PAGE TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

Michael Weinholtz

Sean Dailey

18.

[SIGNATURE PAGE TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

NEW YORK LIFE INSURANCE COMPANY

BY:
	Name:	Anthony R. Malloy
	Title:	Investment Vice President

19.

[SIGNATURE PAGE TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

Frazier Healthcare IV, L.P. By FHM IV, LP, its general partner By FHM IV, LLC, its general partner

By
Nader Naini, Member

Frazier Affiliates IV, L.P. By FHM IV, LP, its general partner By FHM IV, LLC, its general partner

By
Nader Naini, Member

20.

[SIGNATURE PAGE TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

Frazier Healthcare IV, L.P. By FHM IV, LP, its general partner By FHM IV, LLC, its general partner

By
Nader Naini, Member

Frazier Affiliates IV, L.P. By FHM IV, LP, its general partner By FHM IV, LLC, its general partner

By
Nader Naini, Member

20.

[SIGNATURE PAGE TO AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT]

PROSPECT VENTURE PARTNERS II, L.P.

By:	Prospect Management Co. II, LLC, its General Partner

By:
James Tananbaum Managing Member

PROSPECT ASSOCIATES II, L.P.

By:	Prospect Management Co. II, LLC, its General Partner

By:
James Tananbaum Managing Member

21.

SCHEDULE OF INVESTORS

Nassau Capital Partners II L.P.

NAS Partners I L.L.C.

Acacia Venture Partners, L.P.

South Pointe Venture Partners, L.P.

New Enterprise Associates, Limited Partnership

New Enterprise Associates VIII, Limited Partnership

NEA Ventures 1998, L.P.

NEA Presidents Fund, L.P.

New Enterprise Associates 10, Limited Partnership

New Enterprise Associates 8A, Limited Partnership

Charles Linehan

Frazier Healthcare IV, L.P.

Frazier Affiliates IV, L.P.

Acacia Venture Partners II, L.P.

South Pointe Venture Partners, L.P.

Prospect Venture Partners II, L.P.

Prospect Associates II, L.P.

SCHEDULE OF WARRANTHOLDERS

New York Life Insurance Company

SCHEDULE OF OTHER STOCKHOLDERS

Michael Weinholtz

Sean Dailey